Houlihan Lokey Reports Second Quarter Fiscal 2025 Financial Results

– Second Quarter Fiscal 2025 Revenues of $575 million –
– Second Quarter Fiscal 2025 Diluted EPS of $1.37 –
– Adjusted Second Quarter Fiscal 2025 Diluted EPS of $1.46 –
– Announces Dividend of $0.57 per Share for Third Quarter Fiscal 2025 –

LOS ANGELES and NEW YORK - October 30, 2024 - Houlihan Lokey, Inc. (NYSE:HLI) (“Houlihan Lokey” or the “Company”) today reported financial results for its second quarter ended September 30, 2024.
For the second quarter ended September 30, 2024, revenues were $575 million, compared with $467 million for the second quarter ended September 30, 2023. Net income was $94 million, or $1.37 per diluted share, for the second quarter ended September 30, 2024, compared with $67 million, or $0.99 per diluted share, for the second quarter ended September 30, 2023. Adjusted net income for the second quarter ended September 30, 2024 was $100 million, or $1.46 per diluted share, compared with $77 million, or $1.11 per diluted share, for the second quarter ended September 30, 2023.
“We are pleased with our second-quarter results, and we enter the second half of the year with momentum across all three of our business lines. While we recognize uncertainties in the macro environment, our outlook for the second half of fiscal 2025 is positive, as we continue to see the benefits of our highly diversified business model,” stated Scott Adelson, Chief Executive Officer of Houlihan Lokey.
Selected Financial Data

(In thousands, except per share data)	U.S. GAAP
	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Revenues by segment
Corporate Finance	$364,028	$281,684	$692,445	$508,735
Financial Restructuring	131,568	114,670	248,990	238,038
Financial and Valuation Advisory	79,361	70,635	147,131	136,045
Revenues	$574,957	$466,989	$1,088,566	$882,818
Operating expenses:
Employee compensation and benefits	$360,637	$296,542	$690,753	$560,025
Non-compensation	83,651	80,170	171,576	159,169
Operating income	130,669	90,277	226,237	163,624
Other income, net	(5,419)	(3,296)	(9,725)	(6,301)
Income before provision for income taxes	136,088	93,573	235,962	169,925
Provision for income taxes	42,539	26,542	53,473	41,504
Net income attributable to Houlihan Lokey, Inc.	$93,549	$67,031	$182,489	$128,421

Diluted earnings per share attributable to Houlihan Lokey, Inc.	$1.37	$0.99	$2.67	$1.89

Revenues

For the second quarter ended September 30, 2024, revenues were $575 million, compared with $467 million for the second quarter ended September 30, 2023. For the second quarter ended September 30, 2024, Corporate Finance (“CF”) revenues increased 29%, Financial Restructuring (“FR”) revenues increased 15%, and Financial and Valuation Advisory (“FVA”) revenues increased 12%, in each case, when compared with the second quarter ended September 30, 2023.

Expenses

The Company’s employee compensation and benefits expenses, non-compensation expenses, and provision for income taxes during the periods presented and described below are on a GAAP and an adjusted basis.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Three Months Ended September 30,
($ in thousands)	2024	2023	2024	2023
Expenses:
Employee compensation and benefits	$360,637	$296,542	$353,599	$287,200
% of Revenues	62.7%	63.5%	61.5%	61.5%
Non-compensation	$83,651	$80,170	$80,879	$75,345
% of Revenues	14.5%	17.2%	14.1%	16.1%
Per full-time employee (1)	$32	$30	$31	$29
Provision for income taxes	$42,539	$26,542	$45,610	$30,329
% of Pre-tax income	31.3%	28.4%	31.3%	28.4%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Six Months Ended September 30,
($ in thousands)	2024	2023	2024	2023
Expenses:
Employee compensation and benefits	$690,753	$560,025	$669,468	$542,933
% of Revenues	63.5%	63.4%	61.5%	61.5%
Non-compensation	$171,576	$159,169	$161,209	$150,989
% of Revenues	15.8%	18.0%	14.8%	17.1%
Per full-time employee (1)	$65	$60	$61	$57
Provision for income taxes	$53,473	$41,504	$83,849	$55,828
% of Pre-tax income	22.7%	24.4%	31.2%	28.7%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

Employee compensation and benefits expenses were $361 million for the second quarter ended September 30, 2024, compared with $297 million for the second quarter ended September 30, 2023. Adjusted employee compensation and benefits expenses were $354 million for the second quarter ended September 30, 2024, compared with $287 million for the second quarter ended September 30, 2023. This resulted in an adjusted compensation ratio of 61.5% for both the second quarter ended September 30, 2024 and the second quarter ended September 30, 2023. The increase in GAAP and adjusted employee compensation and benefits expenses was a result of an increase in revenues for the quarter when compared with the same quarter last year.

Non-compensation expenses were $84 million for the second quarter ended September 30, 2024, compared with $80 million for the second quarter ended September 30, 2023. Adjusted non-compensation expenses were $81 million for the second quarter ended September 30, 2024, compared with $75 million for the second quarter ended September 30, 2023. The increase in GAAP and adjusted non-compensation expenses was primarily a result of an increase in other operating expenses and information technology and communication expenses for the quarter when compared with the same quarter last year.

The provision for income taxes was $43 million, representing an effective tax rate of 31.3% for the second quarter ended September 30, 2024, compared with $27 million, representing an effective tax rate of 28.4% for the second quarter ended September 30, 2023. The increase in the Company’s GAAP tax rate was primarily a result of increased state taxes and increased taxes due to foreign operations. The adjusted provision for income taxes was $46 million, representing an adjusted effective tax rate of 31.3% for the second quarter ended September 30, 2024, compared with $30 million, representing an adjusted effective tax rate of 28.4% for the second quarter ended September 30, 2023.

Segment Reporting for the Second Fiscal Quarter

Corporate Finance
CF revenues were $364 million for the second quarter ended September 30, 2024, compared with $282 million for the second quarter ended September 30, 2023, representing an increase of 29%. Revenues increased primarily due to an increase in the average transaction fee on closed transactions, which was driven by transaction mix, and does not represent a trend in the average transaction fee on closed transactions.

	Three Months Ended September 30,		Six Months Ended September 30,
($ in thousands)	2024	2023	2024	2023
Corporate Finance
Revenues	$364,028	$281,684	$692,445	$508,735
# of Managing Directors	224	211	224	211
# of Closed transactions (1)	131	117	247	212

Financial Restructuring
FR revenues increased 15% to $132 million for the second quarter ended September 30, 2024, compared with $115 million for the second quarter ended September 30, 2023. Revenues increased primarily due to an increase in the average transaction fee on closed transactions, which was driven by transaction mix, and does not represent a trend in the average transaction fee on closed transactions.

	Three Months Ended September 30,		Six Months Ended September 30,
($ in thousands)	2024	2023	2024	2023
Financial Restructuring
Revenues	$131,568	$114,670	$248,990	$238,038
# of Managing Directors	58	60	58	60
# of Closed transactions (1)	33	31	66	61

Financial and Valuation Advisory
FVA revenues increased 12% to $79 million for the second quarter ended September 30, 2024, compared with $71 million for the second quarter ended September 30, 2023. Revenues increased due to an increase in the number of Fee Events and an increase in the average fee per Fee Event, driven by improvements in the M&A markets, which impacted one or more of the service lines within our FVA business.

	Three Months Ended September 30,		Six Months Ended September 30,
($ in thousands)	2024	2023	2024	2023
Financial and Valuation Advisory
Revenues	$79,361	$70,635	$147,131	$136,045
# of Managing Directors	41	40	41	40
# of Fee Events (1)	903	852	1,316	1,255
(1)A Fee Event includes any engagement that involves revenue activity during the measurement period based on a revenue minimum of one thousand dollars. References in this press release to closed transactions should be understood to be the same as transactions that are “effectively closed” as described in our periodic reports on Forms 10-K and 10-Q.

Balance Sheet and Capital Allocation
The Board of Directors of the Company declared a regular quarterly cash dividend of $0.57 per share of Class A and Class B common stock. The dividend will be payable on December 15, 2024 to stockholders of record as of the close of business on December 2, 2024. As of September 30, 2024, the Company had $748 million of cash and cash equivalents and investment securities, and $33 million of other liabilities.

Investor Conference Call and Webcast
The Company will host a conference call and live webcast at 5:00 p.m. Eastern Time on Wednesday, October 30, 2024, to discuss its second quarter fiscal 2025 results. The number to call is 1-844-825-9789 (domestic) or 1-412-317-5180 (international). A live webcast will be available in the Investor Relations section of the Company’s website. A replay of the conference call will be available from October 30, 2024 through November 6, 2024, by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the passcode 10193284. A replay of the webcast will be archived and available on the Company’s website.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures
Adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this earnings press release and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. The adjusted items included in this earnings press release as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this press release titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows.

About Houlihan Lokey
Houlihan Lokey, Inc. (NYSE:HLI) is a global investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring, and financial and valuation advisory. Houlihan Lokey serves corporations, institutions, and governments worldwide with offices in the Americas, Europe, the Middle East, and the Asia-Pacific region. Independent advice and intellectual rigor are hallmarks of the firm’s commitment to client success across its advisory services. The firm is the No. 1 investment bank for all global M&A transactions, the No. 1 M&A advisor for the past nine consecutive years in the U.S., the No. 1 global restructuring advisor for the past ten consecutive years, and the No. 1 global M&A fairness opinion advisor over the past 25 years, all based on number of transactions and according to data provided by LSEG.

For more information, please visit www.HL.com.

Contact Information

Investor Relations 212.331.8225 IR@HL.com	OR	Media Relations 212.331.8223 PR@HL.com

Appendix
Condensed Consolidated Balance Sheets (Unaudited)
Condensed Consolidated Statements of Income (Unaudited)
Reconciliation of GAAP to Adjusted Financial Information (Unaudited)

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except share data and par value)	September 30, 2024	March 31, 2024
Assets
Cash and cash equivalents	$691,410	$721,235
Restricted cash	1,452	619
Investment securities	56,829	38,005
Accounts receivable, net of allowance for credit losses	219,133	199,630
Unbilled work in process, net of allowance for credit losses	138,293	192,012
Income taxes receivable	21,832	32,856
Deferred income taxes	87,020	90,064
Property and equipment, net	148,729	136,701
Operating lease right-of-use assets	359,739	344,024
Goodwill	1,177,757	1,127,497
Other intangible assets, net	196,641	197,439
Other assets	113,916	90,677
Total assets	$3,212,751	$3,170,759

Liabilities and stockholders' equity
Liabilities:
Accrued salaries and bonuses	$641,370	$726,031
Accounts payable and accrued expenses	104,661	114,171
Deferred income	37,956	33,139
Deferred income taxes	7,575	7,505
Operating lease liabilities	431,222	415,412
Other liabilities	32,880	37,751
Total liabilities	1,255,664	1,334,009

Stockholders' equity:
Class A common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 53,403,939 and 52,348,511 shares, respectively	53	52
Class B common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 16,082,738 and 16,746,676 shares, respectively	16	17
Additional paid-in capital	735,277	739,870
Retained earnings	1,259,950	1,163,419
Accumulated other comprehensive loss	(38,209)	(66,608)
Total stockholders’ equity	1,957,087	1,836,750
Total liabilities and stockholders’ equity	$3,212,751	$3,170,759

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended September 30,		Six Months Ended September 30,
(In thousands, except share and per share data)	2024	2023	2024	2023
Revenues	$574,957	$466,989	$1,088,566	$882,818
Operating expenses:
Employee compensation and benefits	353,599	287,200	669,468	542,933
Acquisition related compensation and benefits	7,038	9,342	21,285	17,092
Travel, meals, and entertainment	13,570	14,151	32,082	30,169
Rent	15,174	19,013	34,458	36,416
Depreciation and amortization	7,444	7,086	16,300	13,618
Information technology and communications	17,755	14,328	33,944	27,876
Professional fees	9,677	10,859	18,154	20,416
Other operating expenses	20,031	14,733	36,638	30,674
Total operating expenses	444,288	376,712	862,329	719,194
Operating income	130,669	90,277	226,237	163,624
Other income, net	(5,419)	(3,296)	(9,725)	(6,301)
Income before provision for income taxes	136,088	93,573	235,962	169,925
Provision for income taxes	42,539	26,542	53,473	41,504
Net income	$93,549	$67,031	$182,489	$128,421

Weighted average shares of common stock outstanding:
Basic	65,822,690	64,551,353	65,429,115	64,180,642
Fully diluted	68,422,600	67,867,381	68,450,866	67,881,623
Earnings per share attributable to Houlihan Lokey, Inc.
Basic	$1.42	$1.04	$2.79	$2.00
Fully diluted	$1.37	$0.99	$2.67	$1.89

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED FINANCIAL INFORMATION
(UNAUDITED)

	Three Months Ended September 30,		Six Months Ended September 30,
(In thousands, except share and per share data)	2024	2023	2024	2023
Revenues	$574,957	$466,989	$1,088,566	$882,818

Employee compensation and benefits expenses
Employee compensation and benefits expenses (GAAP)	$360,637	$296,542	$690,753	$560,025
Less: Acquisition related compensation and benefits	(7,038)	(9,342)	(21,285)	(17,092)
Employee compensation and benefits expenses (adjusted)	353,599	287,200	669,468	542,933

Non-compensation expenses
Non-compensation expenses (GAAP)	$83,651	$80,170	$171,576	$159,169
Less: Acquisition related legal structure reorganization	(705)	—	(1,205)	—
Less: Integration and acquisition related costs	—	(1,465)	(3,554)	(1,465)
Less: Acquisition amortization	(2,067)	(3,360)	(5,608)	(6,715)
Non-compensation expenses (adjusted)	80,879	75,345	161,209	150,989

Operating income
Operating income (GAAP)	$130,669	$90,277	$226,237	$163,624
Plus: Adjustments (1)	9,810	14,167	31,652	25,272
Operating income (adjusted)	140,479	104,444	257,889	188,896

Other income, net
Other income, net (GAAP)	$(5,419)	$(3,296)	$(9,725)	$(6,301)
Plus: Change in acquisition earnout liability fair value	—	816	(828)	816
Other income, net (adjusted)	(5,419)	(2,480)	(10,553)	(5,485)

Provision for income taxes
Provision for income taxes (GAAP)	$42,539	$26,542	$53,473	$41,504
Plus: Impact of the excess tax benefit for stock vesting	—	—	21,921	7,299
Less: Reversal of deferred tax asset	—	—	(1,690)	—
Adjusted provision for income taxes	42,539	26,542	73,704	48,803
Plus: Resulting tax impact (2)	3,071	3,787	10,145	7,025
Provision for income taxes (adjusted)	45,610	30,329	83,849	55,828

Net income
Net income (GAAP)	$93,549	$67,031	$182,489	$128,421
Plus/(less): Adjustments (3)	6,739	9,564	2,104	10,132
Net income (adjusted)	$100,288	$76,595	184,593	138,553

Fully diluted shares outstanding
Fully diluted shares outstanding (GAAP)	68,422,600	67,867,381	68,450,866	67,881,623
Plus: Impact of unvested GCA retention and deferred share awards	458,865	1,132,423	532,840	1,257,446
Fully diluted shares outstanding (adjusted)	68,881,465	68,999,804	68,983,706	69,139,069

Diluted EPS attributable to Houlihan Lokey, Inc. (GAAP)	$1.37	$0.99	$2.67	$1.89
Diluted EPS attributable to Houlihan Lokey, Inc. (adjusted)	$1.46	$1.11	$2.68	$2.00
(1)The aggregate of adjustments from employee compensation and benefits and non-compensation expenses.
(2)Reflects the tax impact of utilizing the adjusted effective tax rate on the non-tax adjustments identified above.
(3)Consists of all adjustments identified above net of the associated tax impact.